UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Sensei Biotherapeutics, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39980	83-1863385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125 Rockville, MD	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC
Series A Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2023, Sensei Biotherapeutics, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Apeiron Investment Group Ltd., Presight Sensei Co-Invest Fund, L.P., Presight Sensei Co-Invest Management, L.L.C., Christian Angermayer, Apeiron SICAV Ltd. - Presight Capital Fund ONE, and Altarius Asset Management Ltd. (collectively, the “Apeiron Parties”).

Pursuant to the Purchase Agreement, the Company has agreed to purchase 4,454,248 shares of the Company’s common stock (the “Purchased Shares”) from certain of the Apeiron Parties (the “Sellers”) for a purchase price of $1.58 per share. The Purchased Shares constitute the Apeiron Parties’ entire beneficial ownership of the Company’s common stock.

Apeiron Investment Group Ltd. has also agreed to withdraw its notice of intent to nominate director candidates for election to the Company’s Board of Directors (the “Board”) at the 2023 annual meeting of stockholders, effective upon the closing of the purchase of the Purchased Shares (the “Closing”).

This share repurchase does not alter the Company’s previously disclosed realigned cost structure or its estimated cash runway into the second half of 2025. By avoiding a proxy contest, the Company has kept its focus on its multiple anticipated near-term clinical and preclinical milestones as it makes progress towards the development of next-generation cancer therapeutics, including its lead candidate, SNS-101, for which the Company is planning to initiate a Phase 1/2 clinical study in mid-2023.

The Closing is subject to the fulfillment or waiver of certain conditions set forth in the Purchase Agreement, including (i) no injunction or other order, judgment, law, regulation, decree or ruling or other legal restraint or prohibition having been issued, enacted or promulgated by a court or other governmental or regulatory authority of competent jurisdiction that would have the effect of prohibiting or preventing the consummation of the transactions contemplated in the Purchase Agreement; (ii) the representations and warranties of the Company or the Sellers, as applicable, set forth in the Purchase Agreement being true and correct as of the date of the Purchase Agreement and as of the date of Closing; and (iii) the Company or the Sellers, as applicable, having timely performed in all material respects all of its or their obligations under the Purchase Agreement required to be performed by it or them prior to or at the Closing.

The Purchase Agreement further provides, among other things, that:

•

Each Apeiron Party will vote, and will cause all of its controlling or controlled affiliates and associates to vote, all of its or their shares of the Company’s common stock at all annual and special meetings of stockholders, as well as in any consent solicitations of the Company’s stockholders, in each case to the extent still beneficially owned by such persons as of the applicable record date, in accordance with the Board’s recommendations, subject to certain exceptions relating to the recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC and proposals in respect of any extraordinary transaction.

•

The Apeiron Parties are subject to customary standstill restrictions including, among other things, with respect to nominating persons for election to the Board, submitting any stockholder proposal for consideration at any stockholder meeting, soliciting any proxies, conducting any “withhold” or similar campaign and acquiring any additional shares of the Company’s voting securities or any of the Company’s indebtedness.

•

Each party agrees not to make public statements that constitute an ad hominem attack on, or disparage, defame, slander or are reasonably likely to damage the reputation of the other party, subject to certain exceptions.

•	Each party agrees not to threaten, institute, solicit, join, or knowingly encourage or assist a lawsuit against the other party, subject to certain exceptions.

•

The Purchase Agreement will remain in effect until the date that is the earlier of (i) four years from the date of the Purchase Agreement and (ii) 30 days prior to the nomination deadline for the nomination of director candidates for election to the Company’s Board at the Company’s 2027 annual meeting of stockholders. In addition, certain obligations of each party will terminate upon an uncured material breach of certain provisions of the Purchase Agreement by the other party.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K (“Report”) that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “believe”, “designed to,” “expect”, “may”, “plan”, “potential”, “will”, and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include expectations regarding the development and potential therapeutic benefits of the Company’s product candidates, the expected safety profile of the Company’s product candidates, the timing of the Company’s planned Phase 1/2 clinical trial of SNS-101, and its belief that its existing cash and cash equivalents will be sufficient to fund its operations at least into the second half of 2025. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as the risk that any one or more of the Company’s product candidates will not be successfully developed or commercialized; the risk of delay or cessation of any planned clinical trials of the Company’s product candidates; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving the Company’s product candidates; the risk that the Company’s product candidates or procedures in connection with the administration thereof will not have the safety or efficacy profile that the Company anticipates; risks associated with the Company’s dependence on third-party suppliers and manufacturers, including sole source suppliers, over which the Company may not always have full control; risks regarding the accuracy of the Company’s estimates of expenses, capital requirements and needs for additional financing; and other risks and uncertainties that are described in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on May 9, 2023 and the Company’s other Periodic Reports filed with the SEC. Any forward-looking statements speak only as of the date of this Report and are based on information available to the Company as of the date of this Report, and the Company assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the Company’s 2023 annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the Company’s definitive proxy statement, an accompanying proxy card, any amendments or supplements thereto and other documents filed by the Company with the SEC when they become available at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the Company’s Investor Relations website at http://investors.senseibio.com or by contacting the Company’s Investor Relations Department at ir@senseibio.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2023 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Proxy Statement on Schedule 14A for its 2022 annual meeting of stockholders, filed with the SEC on April 28, 2022, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023, as amended, and in the Company’s Current Reports on 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the proxy statement for the Company’s 2023 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated May 23, 2023, by and among Sensei Biotherapeutics, Inc., on the one hand, and Apeiron Investment Group Ltd., Presight Sensei Co-Invest Fund, L.P., Presight Sensei Co-Invest Management, L.L.C., Christian Angermayer, Apeiron SICAV Ltd. - Presight Capital Fund ONE, and Altarius Asset Management Ltd., on the other hand.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSEI BIOTHERAPEUTICS, INC.
(Registrant)

Date: May 23, 2023	/s/ Christopher W. Gerry
Christopher W. Gerry
General Counsel and Secretary